 Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Willow Creek Enterprises Inc. (the "Registrant") on Form 10-Q for the nine months ended May 31, 2013, as filed with the Securities & Exchange Commission on the date hereof (the "Quarterly Report"), We, Ron Cormick, Chief Executive Officer, and Larry Eastland, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  May 23, 2019

/s/ Ron Cormick
Ron Cormick
Chief Executive Officer (Principal Executive Officer)

Dated:  May 23, 2019
/s/ Larry Eastland
Larry Eastland
Chief Financial Officer (Principal Financial and Accounting Officer)